Credit facility payable	6 Months Ended
Jun. 30, 2023
Credit facility payable
Credit facility payable

11. Credit facility payable

On June 30, 2022, the Company entered into an agreement for a $5 million credit facility (the “Facility”) for a one-year term with Goff & Jones Lending Co, LLC., a related party to the Company. The Facility matures on June 30, 2023 (the “Maturity Date”). The Company may, by written notice to the lender, extend the Maturity Date by one year from the date of the then applicable Maturity Date; provided that any such request is made no more than 90 days or less than 45 days, prior to the then applicable Maturity Date. This credit facility was paid off during the quarter ended June 30, 2023, and has not been renewed.

Interest accrued on the outstanding principal amount of the Facility from and including the date of the advance of funds, as well as on all overdue amounts outstanding in respect of interest, costs or other fees, expenses or other amounts payable under the Facility, at an interest rate, calculated and payable in arrears on (i) the last business day of each calendar month, (ii) the date of any prepayment of all or any portion of the principal amount of the Facility, and (iii) the Maturity Date (each, an “Interest Payment Date”), as well as after each of maturity, default and judgment. The Facility bears interest based on the sum of the SOFR published for the second U.S. Government Securities Business Day prior to the end of the period ending on an Interest Payment Date. The Facility provides for the issuance of warrants to the lender on the date of signing of the Facility and with respect to each draw down on the Facility.

During the six months ended June 30, 2023, the Company accrued $23,266 in interest on the loan. On June 30, 2023, the principal and accrued interest were carried at $0 (December 31, 2022 - $802,328). In addition, the Company incurred legal costs of $80,133 during the six months ended June 30, 2023 (see Note 18).